ALFACELL CORPORATION

Annual Meeting of Stockholders

April 27, 2010

ALFACELL CORPORATION

Safe Harbor

This presentation includes statements that may constitute "forward-looking" statements, usually containing the words "believe," "estimate," "project," "expect" or similar expressions. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include the risks discussed in the Company's periodic filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

ALFACELL CORPORATION

Alfacell Board of Directors

- David Sidransky, M.D.
  - Chairman of the Board and SAB Chairman
- Charles Muniz
  - President, Chief Executive Officer and Chief Financial Officer
- John P. Brancaccio
- Paul M. Weiss, Ph.D.

ALFACELL CORPORATION

Alfacell Financial Snapshot - 2010

000's Omitted

Six Months	1/31/10	1/31/09
R&D Expense	$283	$2,825
G&A Expense	828	1,794
Net Loss	*($6,948)	($3,457)
Cash (1/31)	$2,283	$1,196

*Increase was due to the beneficial conversion feature of the convertible debentures and warrants issued in October 2009

ALFACELL CORPORATION

Alfacell Financial Snapshot - 2010

1st Half 2010 Cash Inflows *	
Convertible Note Financing	$3.2
NJ State Tax Loss Sales	.6
Total Cash Inflows	$3.8

* In Millions

ALFACELL CORPORATION

2010-2011 Objectives



Trial Results
Partnership
NSCLC
Phase II
Cancers:
Ovarian and Melanoma
New
Indications
Viruses:
HIV and RNA
Key Academic
Centers
Expanded R&D
Collaborations
NYU Medical
Dr. Harvey Pass
Industry & Investor
Conferences
Increased Visibility and Recognition
Named Patient
Program
Scientific
Advisory Board
Additions to Scientific & Leadership Teams
Board of
Directors

ALFACELL CORPORATION

National Cancer Institute In-Vitro 60 Cell Line Screening Results

Inhibition of Human Melanoma Tumor Cells
NCI In-Vitro 60 Cell Line Screening Results


120
100
80
60
40
20
0
Cell growth Inhibition (%)
LOX IMVI
MALME-3M
M14
SK-MEL-5
UACC-257
UACC-62
SK-MEL-282
Onconase
P31 protein
rAmphinase 2
Amphinase 3
RNases

Values of >60% Cell Growth Inhibition Shown

ALFACELL CORPORATION

Inhibition of Human CNS Tumor Cells
NCI In-Vitro 60 Cell Line Screening Results



120
100
80
60
40
20
0
Cell growth Inhibition (%)
Onconase
P31 protein
rAmphinase 2
Amphinase 3
RNases
SF-268
SF-295
SF-539
SNB-19
U251
SNB-75

Values of >60% Cell Growth Inhibition Shown

ALFACELL CORPORATION

Inhibition of Human Ovarian Tumor Cells
NCI In-Vitro 60 Cell Line Screening Results



120
100
80
60
40
20
0
Cell growth Inhibition (%)
Onconase
P31 protein
rAmphinase 2
Amphinase 3
RNases
OVCAR-8
SK-OV-3
OVCAR-4
OVCAR-5
NCI/ADR-RES

Values of >60% Cell Growth Inhibition Shown

ALFACELL CORPORATION

Inhibition of Human Breast Cancer Tumor Cells
NCI In-Vitro 60 Cell Line Screening Results



120
100
80
60
40
20
0
Cell growth Inhibition (%)
Onconase
P31 protein
rAmphinase 2
Amphinase 3
RNases
HS578T
BT-549
T-47D
MDA-MB-468

Values of >60% Cell Growth Inhibition Shown

ALFACELL CORPORATION

Inhibition of Human NSCLC Tumor Cells
NCI In-Vitro 60 Cell Line Screening Results



120
100
80
60
40
20
0
Cell growth Inhibition (%)
Onconase
P31 protein
rAmphinase 2
Amphinase 3
RNases
HOP-62
HOP-622
NCI-H460
NCI-H522
EKVX

Values of >60% Cell Growth Inhibition Shown

ALFACELL CORPORATION

Inhibition of Human Renal Tumor Cells
NCI In-Vitro 60 Cell Line Screening Results



120
100
80
60
40
20
0
Cell growth Inhibition (%)
Onconase
P31 protein
rAmphinase 2
Amphinase 3
RNases
786-0
ACHN
CAKI-1
RXF393
TK-10

Values of >60% Cell Growth Inhibition Shown

ALFACELL CORPORATION

Inhibition of Human Leukemia Tumor Cells
NCI In-Vitro 60 Cell Line Screening Results



120
100
80
60
40
20
0
Cell growth Inhibition (%)
Onconase
P31 protein
rAmphinase 2
Amphinase 3
RNases
SR
K-562
HL-60

Values of >60% Cell Growth Inhibition Shown

ALFACELL CORPORATION

Inhibition of Human Prostate Tumor Cells
NCI In-Vitro 60 Cell Line Screening Results



Cell growth Inhibition (%)
90
80
70
60
50
40
30
20
10
0
Onconase
P31 protein
rAmphinase 2
Amphinase 3
RNases
PC-3
DU-145

Values of >60% Cell Growth Inhibition Shown

ALFACELL CORPORATION

Inhibition of Human Colon Tumor Cells
NCI In-Vitro 60 Cell Line Screening Results



Cell growth Inhibition (%)
90
80
70
60
50
40
30
20
10
0
Onconase
P31 protein
rAmphinase 2
Amphinase 3
RNases
HCC-2998
HCT-1116

Values of >60% Cell Growth Inhibition Shown

ALFACELL CORPORATION

University of Miami In-Vitro Neuroblastoma Results

Inhibition of Neuroblastoma Cells by Onconase in Combination with CepharanthineUniversity of Miami Screening Results


Cell growth Inhibition (%)
100
90
80
70
60
50
40
30
20
10
0
Untreated
Onconase
Onc + Cepharanthine
RNases
SMSR
Be2c

Values of >60% Cell Growth Inhibition Shown

ALFACELL CORPORATION

National Institute Allergy and Infectious Diseases HIV-1

Onconase Potent Anti-HIV-1 Activity is Similar to AZT
NIAID In-Vitro Testing Results



Inhibition of Virus Replication (%)
100
90
80
70
60
50
40
30
20
10
0
Onconase
AZT
Test Compounds
Control
Drug

ALFACELL CORPORATION

Road to Non-Small Cell Lung Cancer Trial


Trial
RFP
IRB Review
Protocol Finalized
Tumorgraft™ Models
Statistical Analysis Plan (SAP)
Protocol Design
NYU Lead Investigative Site
Meeting With Key Opinion Leaders (KOL)
Cash Infusion
Prior Positive Phase II Data (Single Agent)

ALFACELL CORPORATION

Inhibition of Human NSCLC Tumor in Immuno-Compromised Mice Using Champion's Biomerk Tumorgrafts™ Models (April, 2010)



Tumor growth Inhibition (%)
90
80
70
60
50
40
30
20
10
0
BML-7 model
DM82
POS-0807 (Nod-SCID Mice)
Lung Tumorgraft™ Model
Untreated
Premetrexed+Carboplatin
Onc+Premetrexed+Carboplatin

ALFACELL CORPORATION

ALFACELL CORPORATION

ALFACELL
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